Prepared by and return to:
Sharon Roberts Henderson, Esq.
McGuireWoods LLP
50 North Laura St., Suite 3300
Jacksonville, Florida 32202







             AMENDMENT TO MINING LEASE AGREEMENT
             -----------------------------------
                          (Grandin)

      This Amendment to Mining Lease Agreement is entered into by and between FLORIDA ROCK PROPERTIES, INC. ("FRP") as Landlord, and FLORIDA ROCK INDUSTRIES, INC. ("FRI"), as
Tenant,  this 4th day of October, 2006.

                          RECITALS:
                          ---------

      FRI, as Tenant, entered into that certain Mining Lease Agreement with Grandin Land, Inc., as Landlord, dated
September 1, 1986, recorded in Official Records Book 0539, page 1908, of the public records of Putnam County, Florida (the "Lease"). FRP is successor by merger to Grandin Land Sales, Inc., and is the Landlord under the Lease, as set forth in Assumption Agreement recorded in Official Records Book 539, page 1931, of the public records of Putnam County, Florida.

      FRI and FRP desire to amend the Lease as set forth below.

      NOW THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agree as follows:

     1.   The foregoing Recitals are true and correct.

     2. Landlord and Tenant hereby agree to modify, amend and restate in its entirety the first full paragraph of Section
II(b) of Exhibit "D" attached to the Lease, as follows:

     (b) Releases. Tenant will release mined out and reclaimed land and lakes to Landlord for development when in the Tenant's discretion, development by Landlord will not impair the then current or planned future mining activities.

     3. Tenant agrees that when mining is complete and no further mining or operational use of the land is anticipated by Tenant, Tenant shall reclaim the land in compliance with either the reclamation standards of the State of Florida or the reclamation standards of the county where the Leased Lands are located, whichever is stricter. Whereever any portions of the Leased Lands are grandfathered so that

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reclamation   is  not  required, Tenant  shall  nevertheless
reclaim the lands in accordance with reclamation standards of the State of Florida as if the same were legally applicable, where no further mining or operational use of the lands is anticipated. Reclamation will include sloping banks and planting trees, but Landlord acknowledges that reclamation will not restore the land to its original
condition.   Within three (3) years from  the  date  hereof,
Tenant shall begin its reclamation of areas where mining is now complete, and no further mining or operational use of the land is anticipated by Tenant.

     4. Landlord and Tenant acknowledge that the Lease continues in full force and effect in accordance with its terms, as modified herein. In the event of any inconsistency between the provisions of this Amendment and the provisions of the Lease as it existed prior to this Amendment, the terms of this Amendment shall prevail and be deemed to modify inconsistent terms of the Lease as it previously existed.



               [Signatures on Following Pages]

      IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of the date set forth above.

Signed, sealed and delivered         FLORIDA ROCK PROPERTIES, INC.
in the presence of:

____________________________            /s/ John E. Anderson
Print:______________________         By:_________________________
                                     Print: John E. Anderson
                                     Its: Chairman
____________________________
Print:_____________________



STATE OF FLORIDA
COUNTY OF DUVAL

     The foregoing instrument was acknowledged before me this ____ day of October, 2006, by ______________________, as _____________ of Florida Rock Properties, Inc., a Florida corporation, on behalf of the corporation. He/She ( ) is personally known to me or ( ) has produced a valid Florida Driver's License as identification.

                              ______________________________
                              Print:________________________
                              Notary Public, State of Florida

                              My commission expires:_________
                              Serial No. ___________________

                                  (Notarial Seal)

Signed, sealed and delivered       FLORIDA ROCK INDUSTRIES, INC.
in the presence of:

____________________________           /s/ John D. Milton, Jr.
Print: ______________________      By: _________________________
                                   Print: John D. Milton, Jr.
                                   Its: Executive Vice President
____________________________
Print:______________________





STATE OF FLORIDA
COUNTY OF DUVAL

     The foregoing instrument was acknowledged before me this ____ day of October, 2006, by ______________________, as ______________ of Florida Rock Industries, Inc., a Florida corporation, on behalf of the corporation. He/She ( ) is personally known to me or ( ) has produced a valid Florida Driver's License as identification.

                              ______________________________
                              Print: _______________________
                              Notary Public, State of Florida

                              My commission expires:_________
                              Serial No. ____________________

                                  (Notarial Seal)


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